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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 17, 2003


                       Intermagnetics General Corporation
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                 (Exact Name of Registrant Specified in Charter)


    New York                      001-11344                    14-1537454
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 (State or Other              (Commission File              (I.R.S. Employer
 Jurisdiction of                   Number)                 Identification No.)
 Incorporation)



      Old Niskayuna Road, P.O. Box 461,
      Latham, New York                                         12110-0461
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      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (518) 782-1122
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure (including Item 12. Results of Operations and
        Financial Condition).

         Pursuant to Item 9, "Regulation FD Disclosure," information is being furnished with respect to Intermagnetics General Corporation Press Release, dated July 17, 2003, announcing financial results for the Fourth Quarter and full Fiscal Year Ending May 25, 2003. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

         In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On July 17, 2003, Intermagnetics issued a press release disclosing material nonpublic information regarding the registrant's results of operations for the Fourth Quarter and Full Fiscal Year Ending May 25, 2003 and held a related conference call with analysts, institutional investors and news media.

         The press release issued July 17, 2003, is furnished as Exhibit No. 99.1, to this Form 8-K.

         Intermagnetics General Corporation Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

         The following exhibits are furnished pursuant to Item 9:

         Exhibit 99.1 Intermagnetics General Corporation Press Release, dated July 17, 2003, announcing financial results for the Fourth Quarter and full Fiscal Year Ending May 25, 2003.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Intermagnetics General Corporation


                                           By:  /s/ Michael K. Burke
                                               ---------------------------------
                                               Michael K. Burke
                                               Executive Vice President
                                               and Chief Financial Officer


Dated: July 17, 2003



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                                  EXHIBIT INDEX

    Exhibit Number       Description
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    Exhibit 99.1         Intermagnetics General Corporation Press Release, dated
                         July 17, 2003, relating to Earnings for the Fourth
                         Quarter and full Fiscal Year Ending May 25, 2003.